                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   11/01/03 - 11/30/03

                            MONTHLY OPERATING REPORT

                               File with Court and
     submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                   DOCUMENT           EXPLANATION
REQUIRED DOCUMENTS                                              FORM NO.           ATTACHED             ATTACHED
------------------                                              --------           --------             --------
Schedule of Cash Receipts and Disbursements                     MOR - 1A              x
     Bank Reconciliations
       (or copies of Debtor's bank reconciliations)             MOR - 1B              x
Statement of Operations                                         MOR - 2
Balance Sheet                                                   MOR - 3
Status of Postpetition Taxes                                    MOR - 4               x
    Copies of IRS Form 6123 or payment
      receipt (See Tax Affidavit)                                                                          x
    Copies of tax returns filed during reporting
       period (See Tax Affidavit)                                                                          x
Summary of Unpaid Postpetition Debts                            MOR - 4               x
    Listing of aged accounts payable                                                  x
Accounts Receivable Aging                                       MOR - 5               x
Debtor Questionnaire                                            MOR - 5               x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:


/s/ Mark E. Toney                                Executive Chairman
---------------------------------                -------------------------------
Signature of Responsible Party                   Title

Mark E. Toney                                    12/22/2003
---------------------------------                -------------------------------
Printed Name of Responsible Party                Date

PREPARER:

/s/ John P. Boyle                                Chief Accounting Officer
---------------------------------                -------------------------------
Signature of Preparer                            Title

John P. Boyle                                    12/22/2003
---------------------------------                -------------------------------
Printed Name of Preparer                         Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 11/01/03 - 11/30/03


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)


                                                                CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                                       ------------------------------------     -------------------------
                                                       Debtor                Non-Debtor (i)              Actuals
                                                       ------                --------------              -------
CASH BEGINNING                                           100                      15                        132

RECEIPTS

Customer Payments (a)                                     44                      --                       (205)
Trust Receipts (b)                                        --                   3,009                      7,949
Trust Advances (b)                                        --                  (3,045)                    (7,970)
Receipt of Servicer Fee                                  130                      23                        284
DIP Facility Advances                                     --                      --                      6,750
                                                        ----                  ------                     ------
TOTAL RECEIPTS                                           174                     (13)                     6,808
                                                        ----                  ------                     ------

DISBURSEMENTS

Payroll (d)(e)(f)                                       (224)                     --                       (825)
Benefits (d)(e)(f)                                       (32)                     --                       (104)
Building Costs (g)                                       (11)                     --                       (168)
Equipment Costs                                          (24)                     --                        (83)
Auto, Travel & Entertainment                             (35)                     --                        (65)
Outside Services                                         (38)                     --                        (82)
Sales & Use Taxes                                         --                      --                         --
Payments by Affiliates on Debtor's Behalf (c)            418                      --                      1,408
DIP Facility Repayments                                 (140)                     --                     (4,718)
Advance to RC III Trust (j)                               --                      --                     (2,000)
Other Expense (h)                                        (88)                     --                       (201)

Professional Fees                                         --                      --                         --
U.S. Trustee Quarterly Fees                               --                      --                         --
                                                        ----                  ------                     ------

TOTAL DISBURSEMENTS                                     (174)                     --                     (6,838)
                                                        ----                  ------                     ------

NET CASH FLOW                                             --                     (13)                       (30)
                                                        ----                  ------                     ------
CASH END OF MONTH                                        100                       2                        102
                                                        ----                  ------                     ------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR
COLUMN)

TOTAL DISBURSEMENTS                                                                                        (174)
   Transfers to Debtor in Possession Accounts                                                                --
   Estate Disbursements Made By Outside Sources
   (i.e. from escrow accounts)                                                                               --
   Disbursements Related to Restricted Funds
   that are not Estate Expenses                                                                              --
   Payments by Affiliates on Debtor's
   Behalf (c)                                                                                              (418)
TOTAL DISBURSEMENTS FOR CALCULATING U.S.
TRUSTEE QUARTERLY FEES                                                                                     (592)


See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION

CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 11/01/03 - 11/30/03


BANK RECONCILIATIONS
(in thousands)

                                                                            ACCOUNTS                           CURRENT MONTH
                                                       -------------------------------------------------       -------------
                                                       Debtor Operating      Non-Debtor (i)        Other           Actuals
                                                       ----------------      --------------        -----           -------
CASH BEGINNING OF MONTH                                        100                   15              --               115

RECEIPTS

Customer Payments (a)                                           44                   --              --                44
Trust Receipts (b)                                              --                3,009              --             3,009
Trust Advances (b)                                              --               (3,045)             --            (3,045)
Receipt of Servicer Fee                                        130                   23              --               153
DIP Facility Advances                                           --                   --              --                --
                                                              ----               ------              --            ------
TOTAL RECEIPTS                                                 174                  (13)             --               161
                                                              ----               ------              --            ------

DISBURSEMENTS

Payroll (d)(e)(f)                                             (224)                  --              --              (224)
Benefits (d)(e)(f)                                             (32)                  --              --               (32)
Building Costs (g)                                             (11)                  --              --               (11)
Equipment Costs                                                (24)                  --              --               (24)
Auto, Travel & Entertainment                                   (35)                  --              --               (35)
Outside Services                                               (38)                  --              --               (38)
Sales & Use Taxes                                               --                   --              --                --
Payments by Affiliates on Debtor's Behalf (c)                  418                                                    418
DIP Facility Repayments                                       (140)                  --              --              (140)
Advance to RC III Trust (j)                                     --                   --              --                --
Other Expense (h)                                              (88)                  --              --               (88)

Professional Fees                                               --                   --              --                --
U.S. Trustee Quarterly Fees                                     --                   --              --                --
                                                              ----               ------              --            ------

TOTAL DISBURSEMENTS                                           (174)                  --              --              (174)
                                                              ----               ------              --            ------

NET CASH FLOW                                                   --                  (13)             --               (13)
                                                              ----               ------              --            ------

CASH END OF MONTH                                              100                    2              --               102
                                                              ----               ------              --            ------

BANK BALANCE                                                   100                    2              --               102
   Deposits in Transit                                          --                   --              --                --
   Outstanding Checks                                           --                   --              --                --
   Other                                                        --                   --              --                --
ADJUSTED BANK BALANCE                                          100                    2              --               102


See footnotes on following page.                                       MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 11/01/03 - 11/30/03
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)


      (a)   Payments on loan agreements between DVI Business Credit Corporation
            (BC), case #03-12658, and customers.

      (b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $418 paid by DFS on behalf of the Debtor consists of the following:

                                DFS Direct        DFS Allocated      Total
                                ----------        -------------       -----
    Payroll                        $187                 $37          $224
    Benefits                         20                  12            32
    Building Costs                    2                   9            11
    Equipment Costs                   5                  19            24
    Auto, Travel & Ent.              33                   2            35
    Outside Services                 35                   3            38
    Other*                           35                  19            54
                                   ----                ----          ----
    Total                          $317                $101          $418

*Does not include $34 in direct bank charges (see footnote h)

(d) The number of employees at the end of the period as compared to pre-petition:

                  July                          66
                  November                      27

(e) The benefit-to-payroll relationship, with an 11% allocation of benefits (similar to payroll) and adjusting for a $6.6 retention payout and $1.2 in non-recurring benefits, is 14.0% for BC.

(f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

(g) Building costs of $11 ($9 allocation from DFS and $2 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

(h) Other expenses of $88 were primarily the result of $34 in direct bank charges, $24 in licenses fees, $11 of miscellaneous and $19 of allocations from DFS. Please refer to the DFS footnotes.

(i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

(j)   To make funds available to continue funding clients in the RC III trust.

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   11/01/03 - 11/30/03


                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                            Beginning      Amount                    Ending
                                               Tax      Withheld or    Amount          Tax
                                            Liability    Accrued        Paid        Liability
                                            ---------    -------        ----        ---------
FEDERAL

Withholding                                     --           23          (23)             --
FICA-Employee                                   --            8           (8)             --
FICA-Employer  (b)                              --            8           (8)             --
Unemployment                                    --           --           --              --
Income (c) (d)                              (3,160)         184         (151)         (3,127)
Other                                           --           --           --              --
                                            ------          ---         ----          ------
    Total Federal Taxes                     (3,160)         223         (190)         (3,127)
STATE AND LOCAL
Withholding                                     --            4           (4)             --
Sales (b)                                       --           --           --              --
Excise                                          --           --           --              --
Unemployment                                    --           --           --              --
Real Property                                   --           --           --              --
Personal Property                               --           --           --              --
Florida Doc Stamp                               --           --           --              --
Franchise                                       --           --           --              --
Other: Local Income Tax Withholding             --            1           (1)             --
                                            ------          ---         ----          ------
    Total State and Local                       --            5           (5)             --
                                            ------          ---         ----          ------
TOTAL TAXES                                 (3,160)         228         (195)         (3,127)
                                            ======          ===         ====          ======


                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                   AMOUNT
----------------------                                   ------
Current                                                    192

0 - 30 days                                                 --

31 - 60 days                                                --

61 - 90 days                                                --

91+ days                                                    --
                                                           ---
TOTAL ACCOUNTS PAYABLE                                     192
                                                           ===



Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

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See footnotes on following page.                                           MOR-4

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 11/01/03 - 11/31/03
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

      (a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c)   Beginning balance represents a tax benefit asset.

      (d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657).

]In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   11/01/03 - 11/30/03


                                 RECEIVABLES (a)

(in thousands)

ru
RECEIVABLES                                                             AMOUNT
Total Lines of Credit Collateralized by
      Third-party Medical Receivables                                   284,859

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                               YES      NO

1.     Have any assets been sold or transferred outside the
       normal course of business this reporting period?
       If yes, provide an explanation below.                                        X

2.     Have any funds been disbursed from any account other
       than a debtor in possession account this reporting period?
       If yes, provide an explanation below.                                        X

3.     Have all postpetition tax returns been timely filed?
       If no, provide an explanation below.                                 X

4.     Are workers compensation, general liability and other
       necessary insurance coverages in effect?
       If no, provide an explanation below.                                 X

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                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of November 30, 2003 is listed above.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period:   11/01/03 - 11/30/03


                         DVI BUSINESS CREDIT CORPORATION
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.



            12/22/2003                            /s/ John P. Boyle
---------------------------------                 ------------------------------
                Date                              Signature of Responsible Party
                                                  John P. Boyle